Exhibit 10.2

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Security Agreement”) is entered into as of May 16, 2008 by and between The Smithfield Packing Company, Incorporated, a Delaware corporation (the “Grantor”), in favor of CITIBANK, N.A. (the “Lender”).

PRELIMINARY STATEMENT

WHEREAS, the Grantor, Smithfield Foods, Inc. (“Smithfield”) and the Lender have entered into that certain Uncommitted Line of Credit Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, subject to the terms set forth in this Security Agreement, the Grantor has agreed to grant a security interest in the Collateral (as defined below) to the Lender, as security for the Secured Obligations (as defined below); and

WHEREAS, the Lender has required, as a condition, among others, to the making of the initial Advance under the Credit Agreement, that the Grantor execute and deliver this Security Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1. Terms Defined in Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

1.2. Terms Defined in New York UCC. Terms defined in the New York UCC which are not otherwise defined in this Security Agreement are used herein as defined in the New York UCC.

1.3. Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the Preliminary Statement, the following terms shall have the following meanings:

“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

“Borrowers” means the Grantor and Smithfield.

“Collateral” means all Equipment located at the Facility or used in connection with the business operations and activities at the Facility, in which the Grantor now has or hereafter acquires any right or interest, and the proceeds, insurance proceeds and products thereof, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto.

“Equipment” means all equipment, machinery, fixtures and vehicles.

“Event of Default” means a default by any Borrower in the payment, performance or observance of any term, covenant or condition contained in the Credit Agreement or any other Loan Document.

“Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

“Facility” means the Grantor’s manufacturing facility known as the Tar Heel Plant and located in Bladen County, North Carolina.

“New York UCC” means the New York Uniform Commercial Code as in effect from time to time.

“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.

“Secured Obligations” means all Advances to, and debts, liabilities, obligations, covenants and duties of, the Borrowers arising under any Loan Document or otherwise with respect to any Advance now existing or hereafter arising.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II

GRANT OF SECURITY INTEREST

2.1. Grantor Pledge. The Grantor hereby pledges, assigns and grants to the Lender, a security interest in all of such Grantor’s right, title and interest, whether now owned or hereafter acquired, in and to the Collateral to secure the prompt and complete payment and performance of the Secured Obligations.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Grantor represents and warrants, that:

3.1. Title, Validity and Enforceability. The Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all liens except for liens permitted under Section 4.1.6 hereof, and has full corporate power and authority to grant to the Lender the security interest in the Collateral pursuant hereto. The execution and delivery by the Grantor of this Security Agreement has been duly authorized by proper corporate proceedings, and this Security Agreement constitutes a legal, valid and binding obligation of the Grantor and creates a security interest which is enforceable against the Grantor in all Collateral it now owns or hereafter acquires. When financing statements have been filed in the appropriate offices against Grantor in the locations listed on Exhibit A, the Lender will have a fully perfected first priority security interest in the Collateral in which a security interest may be perfected by filing, subject only to liens permitted under Section 4.1.6 hereof.

3.2. Principal Location. The Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), is disclosed in Exhibit B.

3.3. Property Locations. The Collateral (other than mobile goods) is located solely at the locations described in Exhibit B or is in transit to or from such locations, which locations are owned by the Grantor.

3.4. No Other Names. Except for the name Gwaltney of Smithfield, Ltd., the Grantor has not conducted business under any name in the past five (5) years except the name in which it has executed this Security Agreement, which is the exact name as it appears in the Grantor’s organizational documents, as amended, as filed with the Grantor’s jurisdiction of organization as of the date hereof.

3.5. No Financing Statements. No financing statement describing all or any portion of the Collateral which has not lapsed or been terminated naming the Grantor as debtor has been filed in any jurisdiction where filing of a financing statement would be appropriate to perfect the liens of the Lender under the Loan Documents except financing statements naming the Lender as the secured party.

3.6. Federal Employer Identification Number; Jurisdiction of Organization Number; Jurisdiction of Organization. The Grantor’s federal employer identification number, jurisdiction of organization and type of organization and jurisdiction of organization number are listed on Exhibit B.

ARTICLE IV

COVENANTS

From the date of this Security Agreement and thereafter until this Security Agreement is terminated pursuant to the terms hereof, the Grantor agrees that:

4.1. General.

4.1.1 Inspection. The Grantor will permit the Lender, upon reasonable prior notice, at any reasonable time and from time to time, (i) to inspect the Collateral, (ii) to examine and make copies of the records of the Grantor relating to the

Collateral and (iii) to discuss the Collateral and the related records of the Grantor with, and to be advised as to the same by, the Grantor’s officers and employees.

4.1.2 Taxes. The Grantor will pay, before the same shall become delinquent, all taxes, assessments and governmental charges and levies upon the Collateral, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with generally accepted accounting principles and with respect to which no lien has attached and become enforceable against the Grantor’s other creditors.

4.1.3 Records and Reports; Notification. The Grantor shall keep and maintain materially complete, accurate and proper books and records with respect to the Collateral and furnish to the Lender such reports relating to the Collateral as the Lender shall from time to time reasonably request.

4.1.4 Financing Statements and Other Actions; Defense of Title. The Grantor hereby authorizes the Lender to file, and if requested by the Lender will execute and deliver to the Lender, all financing statements describing the Collateral and other documents and take such other actions as may from time to time reasonably be requested by the Lender in order to maintain a first priority perfected security interest in the Collateral. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Lender may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Lender herein. The Grantor will take any and all actions reasonably necessary to defend title to the Collateral owned by the Grantor against all persons and to defend the security interest of the Lender in such Collateral and the priority thereof against any lien not expressly permitted hereunder or by the Loan Documents.

4.1.5 Disposition of Collateral. Grantor will not sell, lease or otherwise dispose of the Collateral owned by the Grantor except for the disposition in the ordinary course of business of Equipment that becomes obsolete or worn out so long as the same is replaced in the ordinary course of the Grantor’s business, unless in the Grantor’s reasonable business judgment such equipment does not need to be replaced.

4.1.6 Liens. The Grantor will not create, incur, or suffer to exist any lien on the Collateral except the following liens (provided, that nothing herein shall be deemed to constitute an agreement to subordinate any of the liens of the Lender under the Loan Documents to any liens otherwise permitted under this Section 4.1.6):

(i)	liens for taxes, assessments and governmental charges or levies not yet delinquent or which are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of the Grantor in conformity with generally accepted accounting principles; and

(ii)	liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmen’s and repairmen’s liens and other similar liens arising in the ordinary course of business securing obligations (other than indebtedness for borrowed money) that are not overdue for a period of more than 60 days.

4.1.7 Change in Corporate Existence, Type or Jurisdiction of Organization, Location, Name. The Grantor will:

(i)	preserve its existence and corporate structure as in effect on the date hereof;

(ii)	not change its jurisdiction of organization;

(iii)	not maintain its place of business (if it has only one) or its chief executive office (if it has more than one place of business) at a location other than a location specified on Exhibit B; and

(iv)	not (a) have any Collateral (other than mobile goods and unless in transit) at a location other than a location specified in Exhibit B, (b) change its name or taxpayer identification number or (c) change its mailing address, unless, in each such case, the Grantor shall have given the Lender written notice of such event within 20 days after such occurrence or event.

4.1.8 Other Financing Statements. The Grantor will not suffer to exist or authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral, except any financing statement authorized under Section 4.1.4 hereof.

4.2. Equipment. The Grantor will do all things reasonably necessary to maintain, preserve, protect and keep the Equipment in good repair, working order and condition (ordinary wear and tear excepted) and make all reasonably necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times.

ARTICLE V

DEFAULT

5.1. Acceleration and Remedies. Upon the occurrence and during the continuance of an Event of Default, the Lender may exercise any or all of the following rights and remedies:

5.1.1 Security Agreement Remedies. Those rights and remedies provided in this Security Agreement, or any other Loan Document; provided that this Section 5.1.1 shall not be understood to limit any rights or remedies available to the Lender prior to an Event of Default.

5.1.2 New York UCC Remedies. Those rights and remedies available to a secured party under the New York UCC or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement.

5.1.3 Disposition. Without notice except as specifically provided in Section 8.1 hereof or elsewhere herein, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable.

The Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral, and such compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. Notwithstanding the foregoing, the Lender shall not be required to (i) make any demand upon, or pursue or exhaust any of its rights or remedies against, the Grantor, any other obligor, guarantor, pledgor or any other person with respect to the payment of the Secured Obligations or to pursue or exhaust any of their rights or remedies with respect to any of the Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order or (iii) effect a public sale of any of the Collateral.

5.2. Grantor’s Obligations Upon Event of Default. Upon the request of the Lender after the occurrence and during the continuance of an Event of Default, the Grantor will:

5.2.1 Assembly of Collateral. Assemble and make available to the Lender the Collateral and all records relating thereto at any place or places reasonably specified by the Lender.

5.2.2 Lender Access. Permit the Lender, Lender’s representatives and agents, to enter any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral and to remove all or any part of the Collateral.

ARTICLE VI

WAIVERS, AMENDMENTS AND REMEDIES

No delay or omission of the Lender to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Event of Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Lender with the concurrence or at the direction of the Grantor, and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Lender until the Secured Obligations have been paid in full.

ARTICLE VII

PROCEEDS;

7.1. Application of Proceeds. The proceeds of the Collateral shall be applied by the Lender to payment of the Secured Obligations in the following order.

(i)	first, to the Lender for payment of the costs and expenses of exercising the rights and remedies with respect to the Collateral to realize such proceeds (including, without limitation, the reasonable fees, charges and disbursements of counsel with respect thereto);

(ii)	second, to the Lender in payment of the Secured Obligations; and

(iii)	third, to the extent all Secured Obligations have been paid in full and the Credit Agreement has been terminated, to the Grantor or to its order or to whomever may be lawfully entitled to receive the balance, if any, of such proceeds.

ARTICLE VIII

GENERAL PROVISIONS

8.1. Notice of Disposition of Collateral; Condition of Collateral. The Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Grantor, addressed as set forth in Article IX, at least ten (10) days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. The Lender shall have no obligation to clean-up or otherwise prepare the Collateral for sale.

8.2. Authorization for Lender to Take Certain Action. The Grantor irrevocably authorizes the Lender at any time and from time to time in the sole discretion of the Lender and appoints the Lender as its attorney in fact (i) to execute on behalf of the Grantor as debtor and to file financing statements necessary or desirable in the Lender’s sole discretion to perfect and to maintain the perfection and priority of the Lender’s security interest in the Collateral, (ii) to endorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement in such offices as the Lender in its sole discretion deems reasonably necessary or desirable to perfect and to maintain the perfection and priority of the Lender’s security interest in the Collateral, (iv) to apply the proceeds of any Collateral received by the Lender to the Secured Obligations as provided in Article VII and (v) to discharge delinquent taxes, assessments, charges, fees or liens on the Collateral (except for such liens as are specifically permitted hereunder), and the Grantor agrees to reimburse the Lender on demand for any reasonable payment made or any reasonable expense incurred by the Lender in connection therewith; provided that this authorization shall not relieve the Grantor of any of its obligations under this Security Agreement or under the Credit Agreement. The Lender agrees not to exercise the powers of attorney granted pursuant to the foregoing clauses (ii) and (iv) unless an Event of Default has occurred and is continuing.

8.3. Specific Performance of Certain Covenants. The Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1.5, or 4.1.6 hereof will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Lender to seek and obtain specific performance of other obligations of the Grantor contained in this Security Agreement, that the covenants of the Grantor contained in the Sections referred to in this Section 8.3 shall be specifically enforceable against the Grantor.

8.4. Use and Possession of Certain Premises. Upon the occurrence and during the continuance of an Event of Default, the Lender shall be entitled to occupy and use any premises owned or leased by the Grantor where any of Collateral or any records relating to the Collateral are located until the Secured Obligations are paid or the Collateral is removed therefrom, whichever first occurs, without any obligation to pay the Grantor for such use and occupancy.

8.5. Dispositions Not Authorized. The Grantor is not authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1.5 hereof and notwithstanding any course of dealing between the Grantor and the Lender or other conduct of the Lender, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1.5 hereof) shall be binding upon the Lender unless such authorization is in writing signed by the Lender.

8.6. Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantor, the Lender and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that the Grantor shall not have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Lender.

8.7. Survival of Representations. All representations and warranties of the Grantor contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

8.8. Taxes and Expenses. Any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by the Grantor, together with interest and penalties, if any. The Grantor shall reimburse the Lender for any and all reasonable, documented out-of-pocket expenses and internal charges (including reasonable attorneys’, auditors’ and accountants’ fees) paid or incurred by the Lender in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the analysis, administration, collection, preservation or sale of the Collateral (including the expenses associated with any audit of the Collateral after the occurrence and during the continuance of an Event of Default). Any and all out-of-pocket costs and expenses incurred by the Grantor in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantor.

8.9. Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

8.10. Termination. This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (a) the Credit Agreement has terminated pursuant to its express terms and (b) all of the Secured Obligations have been indefeasibly paid in full in cash.

8.11. Entire Agreement. This Security Agreement embodies the entire agreement and understanding between the Grantor and the Lender relating to the Collateral and supersedes all prior agreements and understandings among the Grantor and the Lender relating to the Collateral.

8.12. Governing Law; Jurisdiction; Waiver of Jury Trial.

8.12.1 GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

8.12.2 Submission to Jurisdiction. The Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Security Agreement, or for recognition or enforcement of any judgment, and the Grantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. The Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Security Agreement or any other Loan Document shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Security Agreement or any other Loan Document against the Grantor or its properties in the courts of any jurisdiction.

8.12.3 Waiver of Inconvenient Forum. The Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Security Agreement in any court referred to in Section 8.12.2. The Grantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

8.12.4 Consent to Service of Process. Each party to this Security Agreement irrevocably consents to service of process in the manner provided for notices in Article IX of this Security Agreement. Nothing in this Security Agreement or any other Loan Document will affect the right of any party to this Security Agreement to serve process in any other manner permitted by law.

8.12.5 WAIVER OF JURY TRIAL. THE GRANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). THE GRANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER GRANTOR HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

8.13. Indemnity. The Grantor hereby agrees to indemnify the Lender, and its successors, assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature (including, without limitation, all expenses of litigation or preparation therefor whether or not the Lender is a party thereto) imposed on, incurred by or asserted against the Lender, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement or any other Loan Document, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by the Lender or the Grantor) other than to the extent such liabilities, damages, penalties, suits, costs, and expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of any such indemnified party.

8.14. Severability. Any provision in this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.

8.15. Counterparts. This Security Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Security Agreement by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Security Agreement.

8.16. Construction with Credit Agreement. In the event of a conflict between the terms of this Security Agreement and the terms and conditions of the Credit Agreement, the terms of the Credit Agreement shall control.

ARTICLE IX

NOTICES

All notices, requests and other communications to any party hereunder shall be given in the manner prescribed in Section 12 of the Credit Agreement at its notice addresses therein or such other address or telecopy number as such party may hereafter specify for such purpose in accordance with the provisions of Section 12 of the Credit Agreement.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the Grantor and the Lender have executed this Security Agreement as of the date first above written.

THE SMITHFIELD PACKING COMPANY, INCORPORATED

By:	/s/ Carey J. Dubois
Name:	Carey J. Dubois
Title:	Vice President

Signature Page to

Security Agreement

Acknowledged and Agreed to as of the date first written above:

CITIBANK, N.A.

By:	/s/ Robert J. Kane
Name:	Robert J. Kane
Title:	Vice President

Signature Page to

Security Agreement

EXHIBIT A

UCC FINANCING STATEMENT FILING LOCATIONS

Debtor	Jurisdiction
The Smithfield Packing Company, Incorporated	Delaware

EXHIBIT A

EXHIBIT B

A.	LEGAL NAME AND PRINCIPAL PLACE OF BUSINESS[1]

The Smithfield Packing Company, Incorporated

111 Commerce Street

Smithfield, VA 23430

B.	FEDERAL EMPLOYER NUMBER; JURISDICTION OF ORGANIZATION NUMBER AND JURISDICTION OF ORGANIZATION

Federal Employer Number: 54-1177500

Organization Number: 0922251

Jurisdiction of Organization: Delaware

C.	COLLATERAL LOCATION

15855 Highway 87 West

Tar Heel, Bladen County, North Carolina

[1]	Principal place of business (if the Grantor has only one place of business) or chief executive office (if the Grantor has more than one place of business) and mailing address.

EXHIBIT B